Exhibit 99.2



               CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350

             (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial and accounting officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") of the Registrant, that:

    (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                     By:_/s/  Bruce S. Rosenbloom_____
                                        Bruce S. Rosenbloom

                                     Date: August 12, 2002